UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2014

Cloud Peak Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34547	26-3088162
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 S. Gillette Ave., Gillette, Wyoming	82716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 687-6000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 9, 2014, the Board of Directors (the “Board”) of Cloud Peak Energy Inc. (the “Company”) approved and adopted amendments to the Company’s Amended and Restated Bylaws. The amendments:

•                  articulate the Board’s authority to postpone, reschedule, adjourn, recess or cancel a meeting of stockholders that had previously been scheduled by the Board;

•                  articulate the authority of the chairman of the meeting of stockholders to adopt rules and regulations for the conduct of the meeting and to determine whether a matter of business was property brought before the meeting;

•                  clarify that meetings of stockholders need not be held in accordance with parliamentary procedure;

•                  provide how abstentions and broker non-votes will be counted in elections of directors;

•                  clarify the duties of inspectors of election;

•                  provide a time period of not earlier than 120 days nor later than 90 days prior to the first anniversary of the preceding year’s annual meeting during which notice of any stockholder proposed business or nominations must be provided to the Company to create a predictable window for submission of such notices;

•                  provide that a stockholder proposing business or a nomination at an annual or special meeting, or such stockholder’s qualified representative, must appear at the meeting to present such business or nomination;

•                  include certain qualifications and undertakings for directors; and

•                  provide that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for certain legal actions.

The amendments to the Amended and Restated Bylaws include other changes intended to clarify and conform various provisions of the Amended and Restated Bylaws to the General Corporation Law of the State of Delaware.

The foregoing summary of the amendments does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws. A copy of the Amended and Restated Bylaws is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

3.1	Amended and Restated Bylaws of Cloud Peak Energy Inc. effective as of July 9, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOUD PEAK ENERGY INC.

Date: July 11, 2014	By:	/s/ Bryan J. Pechersky
	Name:	Bryan J. Pechersky
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Cloud Peak Energy Inc. effective as of July 9, 2014